UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Middlefield Banc Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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April 4, 2011
Dear Shareholders:
     You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Middlefield Banc Corp. The meeting will be held on Wednesday, May 11, 2011, 1:00 p.m. local time at SunValley Banquet & Party Center, 10000 Edwards Lane, Aurora, Ohio, 44202. The attached Notice of Annual Meeting of Shareholders and proxy statement discuss the business to be conducted at the meeting.
     Your vote is important, regardless of the number of shares you own. Please read the enclosed proxy statement and then complete, sign, and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible. You may also use the Internet to vote by following the instructions on your proxy card. This will not prevent you from voting in person, but it will ensure that your vote is counted.
     Thank you for your attention to this important matter.

Sincerely,

Richard T. Coyne
Chairman of the Board
15985 East High Street, P.O. Box 35 • Middlefield, Ohio 44062 • 440/632-1666 • 888/801-1666 • 440/632-1700 (FAX) • www.middlefieldbank.com

Notice of Annual Meeting of Shareholders
Proxy Statement
2010 DIRECTOR COMPENSATION
2010 SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

Middlefield Banc Corp.
15985 East High Street
P.O. Box 35
Middlefield, Ohio 44062
(440) 632-1666
Notice of Annual Meeting of Shareholders
     Notice is hereby given that the 2011 Annual Meeting of Shareholders of Middlefield Banc Corp. will be held at SunValley Banquet & Party Center, 10000 Edwards Lane, Aurora, Ohio, 44202, on Wednesday, May 11, 2011, at 1:00 p.m. local time.
     A proxy and a proxy statement for the 2011 Annual Meeting of Shareholders are enclosed. The purpose of the annual meeting is to consider and act upon —
(1)	election of three directors to serve until the 2014 Annual Meeting of Shareholders or until their successors are elected and qualified,

(2)	ratification of the appointment of S.R. Snodgrass, A.C. as independent auditor for the fiscal year ending December 31, 2011, and

(3)	such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors is not aware of any other business to come before the annual meeting. Any action may be taken on the foregoing proposals at the 2011 annual meeting on the date specified or on any date or dates to which the annual meeting may be adjourned or postponed. The record date for determining shareholders entitled to notice of and to vote at the meeting is March 18, 2011.
     Shareholders have a choice of voting on the Internet or by mailing a traditional proxy card. Your vote is important and, accordingly, you are urged to vote promptly by using the Internet or by signing, dating, and returning the enclosed proxy card in the postage-paid return envelope provided whether or not you expect to attend the annual meeting in person. If you vote by Internet, you do not need to return the proxy card. Internet voting information is provided on the proxy card.
     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 11, 2011. This Proxy Statement, the Proxy Card, the Chairman’s letter, and the Annual Report to Shareholders are available at www.middlefieldbank.com or www.emeraldbank.com.
     To obtain directions to attend the annual meeting and vote in person please contact our corporate headquarters at (440) 632-1666 or (888) 801-1666 during regular business hours.

By Order of the Board of Directors,

Kathleen M. Johnson
Secretary

Middlefield, Ohio
April 4, 2011
Thank you for acting promptly

Middlefield Banc Corp.
15985 East High Street
P.O. Box 35
Middlefield, Ohio 44062
(440) 632-1666
Proxy Statement
     Middlefield Banc Corp. (“Middlefield”), an Ohio corporation, is registered as a bank holding company with the Federal Reserve Board and owns all the capital stock of The Middlefield Banking Company (“Middlefield Bank”), Emerald Bank, and EMORECO, Inc. Middlefield’s common stock is traded on OTC Markets Group Inc.’s over-the-counter securities market under the symbol “MBCN.” As used in this proxy statement, “we,” “us,” and “our” refer to Middlefield and/or its subsidiaries, depending on the context. The term “annual meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.
     This proxy statement is furnished in connection with the solicitation by Middlefield’s board of directors of proxies to be voted at the 2011 Annual Meeting of Shareholders. The annual meeting will be held on Wednesday, May 11, 2011, at 1:00 p.m. local time, at SunValley Banquet & Party Center, 10000 Edwards Lane, Aurora, Ohio, 44202. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to shareholders on or about April 4, 2011.
Purpose of the Meeting
     At the annual meeting, we will ask Middlefield shareholders to—
(1)	elect three directors to serve until the 2014 Annual Meeting of Shareholders or until their successors are elected and qualified, and

(2)	ratify the appointment of Middlefield’s independent auditor.
Voting and Revocation of Proxies
     Proxies solicited hereby may be used at the annual meeting only and will not be used for any other meeting. Proxies solicited by the board will be voted in accordance with the directions given. If no instructions are given, proxies will be voted in favor of the proposals set forth in this proxy statement.
     The enclosed proxy is for use if you are unable to attend the annual meeting in person or if you wish to have your shares voted by proxy even if you attend the annual meeting. Whether or not you plan to attend the annual meeting, please vote your shares by (1) the Internet or (2) completing, signing, dating, and returning the enclosed proxy as soon as possible in the postage paid envelope provided. If you hold your shares in the name of a bank or broker, the availability of Internet voting will depend on the voting processes of the applicable bank or broker. Shareholders who execute proxies retain the right to revoke them at any time before completion of the annual meeting, but revocation will not affect a vote previously taken. You may revoke a proxy by —
•	attending the annual meeting and advising Middlefield’s Secretary that you intend to vote in person (but your attendance at the annual meeting will not constitute revocation of a proxy),

•	giving a subsequent proxy relating to the same shares, or

•	filing with the Secretary at or before the annual meeting a written notice of revocation bearing a later date than the proxy.
     A written notice revoking a proxy should be delivered to Ms. Kathleen M. Johnson, Secretary, Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062. Unless revoked, the shares represented by proxies will be voted at the annual meeting.

Record Date and Outstanding Shares; Quorum
     If you were a shareholder at the close of business on March 18, 2011, you are entitled to vote at the annual meeting. As of March 18, 2011, there were 1,644,209 shares of Middlefield common stock issued and outstanding. When present in person or by proxy at the annual meeting, the holders of a majority of the shares of Middlefield common stock issued and outstanding and entitled to vote will constitute a quorum for the conduct of business at the meeting.
Vote Required
     Shareholders are entitled to one vote for each share held. Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise. Directors are elected by a plurality vote of shareholders present in person or by proxy and constituting a quorum, meaning the nominees receiving the greatest numbers of votes will be elected. The affirmative vote of a majority of the votes cast is needed to ratify the appointment of S.R. Snodgrass, A.C. as Middlefield’s independent auditor for 2011.
Abstentions and Broker Non-Votes
     Abstention may be specified on all proposals except the election of directors. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on “routine matters,” such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as amendments to charter documents, executive compensation proposals, and the election of directors. Although they are counted for purposes of establishing that a quorum is present, abstentions and broker non-votes are not counted as votes cast. Accordingly, abstentions and broker non-votes have no effect on the election of directors or ratification of the appointment of Middlefield’s independent auditor.
Expense of Soliciting Proxies
     The cost of solicitation of proxies will be borne by Middlefield. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers, and regular employees of Middlefield and its subsidiaries may solicit proxies personally or by telephone without additional compensation.
Voting Securities and Principal Holders
     No person is known by Middlefield to own beneficially more than 5% of the outstanding common stock. The following table shows the beneficial ownership of Middlefield common stock on March 18, 2011, by-
•	each director and director nominee and each executive officer identified in the Summary Compensation Table, and

•	all directors, nominees, and executive officers as a group.
     For purposes of the table, a person is considered to beneficially own any shares over which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named or they are shared with members of his or her household. Shares deemed to be outstanding for purposes of computing “Percent of Stock” are calculated on the basis of 1,644,209 shares outstanding, plus the number of shares each individual has the right to acquire within 60 days.

			Shares Acquirable
	Shares Beneficially		Within 60 Days By
Directors, Director Nominees, and Named Executive Officers	Owned		Exercise Of Options(1)	Percent of Stock
Thomas G. Caldwell, President & CEO	13,332	(2)	12,732	1.6%

Richard T. Coyne, Chairman	5,815	(3)	3,000	(10)

Frances H. Frank	11,363	(4)	1,754	(10)

Jay P. Giles, Sr. Vice President/Sr. Loan Officer	1,451		7,058	(10)

James R. Heslop, II, EVP and COO	5,377	(5)	11,232	1.0%

Eric W. Hummel	2,614		0	(10)

Kenneth E. Jones	3,785	(6)	4,050	(10)

James J. McCaskey	2,107	(7)	2,407	(10)

Donald L. Stacy, CFO and Treasurer	2,139	(8)	8,937	(10)

William J. Skidmore	3,318		2,837	(10)

Robert W. Toth	14,172	(9)	1,500	(10)

Carolyn J. Turk	6,382		1,500	(10)

Other executive officers (2 people)	449		15,736	(10)

All directors, nominees, and executive officers as a group (14 people)	72,304		72,743	8.4%

(1)	Options granted under Middlefield’s 1999 Stock Option Plan or the 2007 Omnibus Equity Plan. Options granted under the plans vest and become exercisable one year after the grant date and have ten-year terms.

(2)	Includes 13,022 shares held jointly with spouse and 195 shares held by Mr. Caldwell as custodian for his minor children.

(3)	Includes 480 shares held by Mr. Coyne’s spouse.

(4)	Includes 4,418 shares held by Mrs. Frank’s spouse. Mrs. Frank disclaims beneficial ownership of shares held by her spouse.

(5)	Includes 451 shares held by Mr. Heslop as custodian for his minor children.

(6)	Includes 287 shares held by Mr. Jones’ spouse. Mr. Jones disclaims beneficial ownership of shares held by his spouse.

(7)	Includes 1,421 shares held jointly with spouse and 686 shares held by Mr. McCaskey’s spouse in her retirement account.

(8)	Includes 15 shares held as joint tenant with minor child.

(9)	Includes 13,072 shares held jointly with spouse and 550 shares held by Mr. Toth and his spouse, respectively, in their retirement accounts.

(10)	Does not exceed 1%.
First Proposal — Election of Directors
     According to article III, section 2, of Middlefield’s regulations, the board may consist of no fewer than five and no more than 25 directors, the precise number being fixed or changed from time to time within that range by the board or by majority vote of shareholders acting at an annual meeting. Currently, the number of directors is fixed at nine. For purposes of the 2011 annual meeting, Mr. Eric W. Hummel has been recommended by the corporate governance and nominating committee for election to the board, and the board has nominated him to serve as a director for a three-year term ending at the 2014 Annual Meeting of Shareholders or until his successor is elected and qualified. Mr. Hummel is nominated to replace Director Frances H. Frank who chose not to stand for re-election after serving 16 years on the board. In addition, the corporate governance and nominating committee has recommended Directors Jones and McCaskey for re-election to the board, and the board has nominated such persons to serve as directors for three-year terms ending at the 2014 Annual Meeting of Shareholders, or until their successors are elected and qualified.
     The biographies of each of the nominees and continuing directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the corporate governance and nominating committee and the board to determine that the person should serve as a Middlefield director.

			Current
		Director	Term
Three Director Nominees and Six Continuing Directors	Age	Since	Expires	Biography
Nominees for the Term Ending in 2014

Eric W. Hummel	65	n/a	n/a	Mr. Hummel is President of Hummel Construction, Ravenna, Ohio, a position he has held since 1971. Mr. Hummel attended the Kent State University School of Architecture and the University of Wisconsin College of Engineering. He is presently or has been a member of the Portage Foundation Board of Trustees, Greater Portage Area Visiting Nurses Association Board, Kent State University Architecture School Foundation, Leadership Portage County Board, and Habitat for Humanity. Mr. Hummel’s extensive business management experience allows him to provide business and leadership expertise to the board and the board, at the recommendation of the corporate governance and nominating committee, has nominated him for election.

Kenneth E. Jones	62	2008	2011	Mr. Jones is the Chairman of the Board of Emerald Bank. A self-employed financial consultant and advisor, Mr. Jones earned a B.S. in Nuclear Engineering from the University of Virginia in 1970 and an M.B.A. from the University of Virginia in 1972. He is also licensed in Ohio as a CPA (inactive). He currently serves as the Chief Financial Officer, on a part-time basis, of Minimally Invasive Devices, Inc. and NanoStatics Corporation, both located in Columbus, Ohio. He is the Treasurer and Secretary, respectively, of the two companies. Minimally Invasive develops and sells medical devices used in laparoscopic surgery. NanoStatics produces nanofibers for high efficiency air filtration applications. Mr. Jones is a former director of Applied Innovation, Inc. of Dublin, Ohio (Nasdaq), and served as Chairman of its Audit Committee. Mr. Jones’ financial and business experience and his service as a director of Middlefield since 2008 allow him to provide continued business and leadership expertise to the board and the board, at the recommendation of the corporate governance and nominating committee, has nominated him for re-election.

James J. McCaskey	47	2004	2011	Mr. McCaskey is the President of McCaskey Landscape & Design, LLC, a design-build landscape development company. Mr. McCaskey is also a member of the Board of Directors and past President of the Ohio Landscape Association. Previously, he was the Vice President of Sales for the Pattie Group, also a design-build landscape development company, with which he had been employed for seventeen years. Mr. McCaskey also serves on the Advisory Board of Kent State University Geauga and is a Chardon Rotarian (and past board member). Mr. McCaskey earned a Bachelor’s Degree in Agricultural Production and a Bachelor’s Degree in Biology from Wilmington College in 1985. Mr. McCaskey’s extensive business management experience and service as a director of Middlefield since 2004 allow him to provide continued business and leadership expertise to the board and the board, at the recommendation of the corporate governance and nominating committee, has nominated him for re-election.

			Current
		Director	Term
Three Director Nominees and Six Continuing Directors	Age	Since	Expires	Biography
Six Continuing Directors

Richard T. Coyne	75	1997	2012	Mr. Coyne is the Chairman of the Board of Middlefield and Middlefield Bank and has been a director of Emerald Bank since April 19, 2007. Mr. Coyne retired in May 2006 from his position as General Manager with Jaco Products, a production plastic components manufacturer located in Middlefield, Ohio. He also retired from his position as Vice President — Operations for Capital Plastics, a coin and currency holder manufacturer located in Massillon, Ohio. Mr. Coyne serves as a management counselor for SCORE and as a resource partner with the U. S. Small Business Administration located on the Geauga Campus of Kent State University. Mr. Coyne’s extensive business management experience and service as a director of Middlefield since 1997 allow him to provide continued business and leadership expertise to the board as its Chairman.

James R. Heslop, II	57	2001	2012	Executive Vice President and Chief Operating Officer of Middlefield Bank since 1996, Mr. Heslop became Executive Vice President and Chief Operating Officer of Middlefield on October 30, 2000. He became a director of Middlefield Bank in July 1999 and a director of Middlefield on November 19, 2001. He is also the Vice President and Secretary and a director of EMORECO, Inc. From July 1993 until joining Middlefield Bank in April 1996, Mr. Heslop was a director, President, and Chief Executive Officer of First County Bank in Chardon, Ohio, an institution with total assets exceeding $40 million. First County Bank was an affiliate of FNB Corporation of Hermitage, Pennsylvania. Mr. Heslop earned a B.S. in Business Administration from Wheeling College, an M.B.A. from Tiffin University, and is a graduate of the Graduate School of Banking at the University of Wisconsin-Madison. Mr. Heslop’s education, experience in the banking and financial services industry, and significant leadership positions with Middlefield, Middlefield Bank, and EMORECO, Inc. allow him to provide continued business and leadership expertise to the board.

Robert W. Toth	66	2009	2012	Mr. Toth retired in 2007 as the President of Gold Key Processing, Ltd., headquartered in Middlefield, Ohio. Mr. Toth is a graduate of Ohio University with a B.B.A. in accounting. Prior to joining Gold Key, he was Vice President — Finance and Administration for Burton Rubber Processing, Inc. Having begun his career with Amsted Industries in Chicago, Illinois, Mr. Toth has held progressively responsible positions with Warner and Swasey Co. and Missouri Portland Cement Co. He has a long record of community service and presently sits on the Board of the Geauga County Library Foundation. Mr. Toth’s extensive business management and community service experience allow him to provide continued business and leadership expertise to the board.

Thomas G. Caldwell	53	1997	2013	Mr. Caldwell is President and Chief Executive Officer of Middlefield, Middlefield Bank, and EMORECO, Inc., and a director of Emerald Bank and EMORECO, Inc. Mr. Caldwell served as Vice President of Middlefield until October 2000, when he became its President and CEO. Mr. Caldwell’s experience in the banking and financial services industry and significant leadership positions with Middlefield, Middlefield Bank, Emerald Bank, and EMORECO, Inc. allow him to provide continued business and leadership expertise to the board.

William J. Skidmore	54	2007	2013	Mr. Skidmore is Northeast Ohio Senior District Manager of Waste Management and has held progressively responsible positions with Waste Management and a predecessor company since 1978. He previously served on the Board of Directors of both First County Bank in Chardon, Ohio, and of Metropolitan National Bank in Youngstown, Ohio. He is a member and was the past President of the Chardon Rotary, a former President of the Chardon Chamber of Commerce, a former member of the business advisory committee of Kent State University (Geauga), and a past representative to the board of the National Solid Waste Management Association in Washington, D. C. Mr. Skidmore earned a Bachelor’s Degree in Sales and Marketing from Bowling Green State University in 1978. Mr. Skidmore’s business management and banking experience in the northeast Ohio market allow him to provide business and leadership expertise to the board.

			Current
		Director	Term
Three Director Nominees and Six Continuing Directors	Age	Since	Expires	Biography
Carolyn J. Turk	54	2004	2013	Ms. Turk is the Controller of Molded Fiber Glass Companies and a licensed CPA. Molded Fiber Glass Companies, located in Ashtabula, Ohio, is a manufacturer of reinforced fiber glass products with 15 entities in the U.S. and Mexico. Ms. Turk earned a B.S. in Accountancy from Youngstown State University in 1983. She has a long record of community service and currently sits on the Board of Country Neighbor Program, Inc. Ms. Turk’s business and accounting experience allow her to provide accounting and financial management expertise to the board.
     Directors of Middlefield’s subsidiaries, Middlefield Bank, Emerald Bank, and EMORECO, Inc. are elected annually and do not serve staggered terms. Middlefield Bank will have eight directors upon the resignation of Mrs. Frank effective at the annual meeting. Except for Mr. Jones, the directors identified in the table above are expected to be nominated and elected to continue serving as directors of Middlefield Bank for the following year. Emerald Bank has seven directors that are expected to be nominated and elected to continue serving for the following year. Messrs. Caldwell, Coyne, and Jones also serve as directors of Emerald Bank. EMORECO, Inc. has five directors that are expected to be nominated and elected to continue serving for the following year, including Messrs. Caldwell and Heslop.
     There are no family relationships among any of Middlefield’s directors or executive officers. Executive officers who do not also serve as directors are —

Name	Age	Principal Occupation in the Last 5 Years
Jay P. Giles	61	Mr. Giles is Senior Vice President/Senior Loan Officer. He joined Middlefield Bank in September 1998, having previously served as Vice President and Senior Commercial Lender at Huntington National Bank in Burton, Ohio, since 1985.

Teresa M. Hetrick	47	Ms. Hetrick is Senior Vice President — Operations/Administration. Ms. Hetrick served as Vice President and Secretary of First County Bank in Chardon, Ohio, before joining Middlefield Bank in December 1996.

Donald L. Stacy	57	Mr. Stacy joined Middlefield Bank in August 1999 and serves as its Senior Vice President and Chief Financial Officer. Mr. Stacy also serves as Emerald Bank’s Chief Financial Officer and is a director, Vice President, and the Treasurer of EMORECO, Inc. On October 30, 2000, he was appointed as the Treasurer and Chief Financial Officer of Middlefield. He previously served for 20 years with Security Dollar Bank and Security Financial Corp. in Niles, Ohio, where he was Senior Vice President and Treasurer.

Alfred F. Thompson, Jr.	51	Mr. Thompson is Middlefield Bank’s Vice President/Loan Administration and a director and Vice President of EMORECO, Inc. Mr. Thompson has been with Middlefield Bank since March 1996. He was promoted from loan officer to Assistant Vice President in 1997, and promoted again to his current position in 1998. Before joining Middlefield Bank, Mr. Thompson served as Loan Officer in the Small Business Group of National City Bank, Northeast.
Corporate Governance
     Middlefield periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports with accuracy and transparency, and maintains full compliance with laws, rules, and regulations. As part of the corporate governance process, the board reviews and adopts corporate governance policies and practices for Middlefield.
     Director Independence. A majority of Middlefield’s directors are independent, as the term independence is defined in Rule 5605(a)(2) of the National Association of Securities Dealers, Inc. (“Nasdaq”) listing standards and as defined by Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission (“SEC”). Under Nasdaq Rule 5605(a)(2), a director of Middlefield is independent (i) if he or she is not an officer or employee of Middlefield or its subsidiaries, (ii) if he or she does not have a relationship with Middlefield that, in the opinion of Middlefield’s board, would interfere with the director’s independent judgment in the exercise of his or her responsibilities as a director, and (iii) if he or she satisfies all of the following standards—
•	is not employed by Middlefield now and was not employed by Middlefield during the last three years,

•	is not a family member of an individual who is or was during the last three years employed by Middlefield as an executive officer. The term family member includes a person’s spouse, parents, children, and siblings, whether by blood, marriage, or adoption, or anyone else residing in such person’s home,

•	has not accepted — and his or her family members have not accepted — any payments from Middlefield exceeding $120,000 during any period of 12 consecutive months within the 3 years preceding the determination of independence (other than compensation for board or board committee service, compensation paid to a family member who is a non-executive employee of Middlefield, benefits under a tax-qualified retirement plan, or non-discretionary compensation),

•	is not — and his or her family members are not — a partner in or a controlling shareholder or an executive officer of any organization to which Middlefield made or from which Middlefield received payments for property or services in the last three years exceeding 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is greater (other than payments arising solely from investments in Middlefield securities or payments under non-discretionary charitable contribution matching programs),

•	is not — and his or her family members are not — a current partner or employee of Middlefield’s outside auditor (S.R. Snodgrass, A.C.) or a former partner or employee of Middlefield’s outside auditor who worked on Middlefield’s audit during the last three years, and

•	is not — and his or her family members are not — employed as an executive officer of another entity on whose compensation committee any of Middlefield’s executive officers served during the past three years.
     Applying these standards, the board has determined that all of the current directors and director nominees were independent directors within the meaning of Nasdaq Rule 5605(a)(2) and the applicable rules and regulations of the SEC except for Messrs. Caldwell and Heslop. All directors serving on the corporate governance and nominating committee, audit committee, compensation committee, and equity plan committee in 2010 were considered by the board to be independent directors within the meaning of Nasdaq Rule 5605(a)(2) and the applicable rules and regulations of the SEC.
     Leadership Structure of the Board. The office of Chairman of the Board and the office of President and Chief Executive Officer have traditionally been separate at Middlefield. Middlefield believes that separation of these two offices is consistent with the board’s responsibility for oversight of management and of Middlefield’s affairs generally. Moreover, the board recognizes the time, effort, and energy that the Chief Executive Officer and President is required to devote to his position, as well as the commitment required to serve as Middlefield’s Chairman of the Board. The board believes that having an independent outside director serve as Middlefield’s Chairman of the Board is the appropriate leadership structure at this time and demonstrates Middlefield’s commitment to good corporate governance.
     Risk Oversight. The board is actively involved in oversight of the risks that could affect Middlefield. This oversight is conducted primarily through committees of the board, but the full board has retained responsibility for general oversight of risks. Board committees exercising oversight of risks include (i) an audit committee that takes into account financial reporting and legal and compliance risks, (ii) a compensation committee that is responsible for risks relating to Middlefield’s employment policies and compensation and benefits systems (other than the 2007 Omnibus Equity Plan), (iii) a corporate governance and nominating committee that oversees risks relating to management and board succession planning and Middlefield’s ethics and business practices, and (iv) other bank committees, such as the loan and asset/liability management committees, that are responsible for exercising oversight of the risks associated with the business of banking. The board satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Middlefield, Middlefield Bank, Emerald Bank, and EMORECO, Inc.
     Code of Ethics. Updated and revised in November 2010, Middlefield’s Code of Ethics is designed to promote the highest standards of ethical conduct by directors, executive officers, and employees. The Code of Ethics requires that directors, executive officers, and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in Middlefield’s best interest. Under the terms of the Code of Ethics, directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. Middlefield’s Code of Ethics also incorporates a Code of Ethics for Financial Professionals, which applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Code of Ethics for Financial Professionals is used to assure that Middlefield maintains the highest integrity with respect to the preparation and reporting of financial information related to Middlefield and to assure full, fair, accurate, timely, and understandable disclosure in SEC reports and other public communications. The Code of Ethics is available at www.middlefieldbank.com and www.emeraldbank.com.
     Shareholder Communications. Shareholders may use the following process to send communications to the board and/or individual directors. If the concern relates to Middlefield’s financial statements, accounting practices, or internal controls, the concern should be submitted in writing to the chairman of the audit committee in care of Ms. Kathleen M. Johnson, Secretary, at Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062. If the concern relates to Middlefield’s governance practices, business ethics, or corporate conduct, the concern should be submitted in writing to the chairman of the corporate governance and nominating committee in care of Ms. Kathleen M. Johnson, Secretary, at the same address as above. If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of Ms. Kathleen M. Johnson, Secretary.
     Board Committees. The standing committees of the board are the corporate governance and nominating committee, the compensation committee, the audit committee, and the equity plan committee.

2010
Corporate
Governance and	2010
Nominating	Compensation	2010	2010
Committee	Committee	Audit Committee	Equity Plan Committee
Richard T. Coyne*	Frances H. Frank	Richard T. Coyne	Richard T. Coyne*

James J. McCaskey#	William J. Skidmore*	Kenneth E. Jones	Carolyn J. Turk, C.P.A.

William J. Skidmore	Robert Toth	James J. McCaskey+	William Skidmore

Robert Toth+		Robert W. Toth#

Carolyn J. Turk, C.P.A.*

*	Committee Chairman

#	served on the committee until May 12, 2010

+	served on the committee beginning May 12, 2010
     Corporate Governance and Nominating Committee. The charter and guidelines of the corporate governance and nominating committee were adopted by the board in February 2004, and amended in February 2011. A current copy of the charter and guidelines is available at www.middlefieldbank.com and www.emeraldbank.com. A copy of the charter and guidelines is also available in print to shareholders upon request, addressed to Middlefield’s Secretary, Ms. Kathleen M. Johnson, at Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062. Members of the committee are appointed by the board. The committee was composed in

2010 of Directors Coyne (chairman of the committee), McCaskey, Skidmore, and Toth. Director McCaskey served on the corporate governance and nominating committee until May 12, 2010, and was replaced by Director Toth. The corporate governance and nominating committee met three times in 2010.
     The corporate governance and nominating committee recommends to the board the slate of director nominees to be proposed by the board for election by the shareholders, any director nominees to be elected by the board to fill interim director vacancies, and the directors to be selected for membership on and chairmanship of the committees of the board. In addition, this committee addresses general corporate governance matters on behalf of the board and annually reviews with the board the requisite skills and criteria for new members. The committee also reviews the composition and function of the board as a whole.
     Several factors are considered by the committee when selecting individuals to be nominated for election to the board. A candidate must meet any qualification requirements set forth in any corporate governance documents such as the committee’s charter and/or guidelines. A candidate must also not have been subject to certain criminal or regulatory actions. The committee does not have a policy for the consideration of diversity in the nomination process, but the committee takes into account in its deliberations all facets of a potential nominee’s background, including the following criteria in selecting nominees:
•	personal qualities and characteristics;

•	accomplishments and reputation in the business community;

•	financial, regulatory, and business experience;

•	current knowledge and contacts in the communities in which Middlefield does business;

•	ability and willingness to commit adequate time to board and committee matters;

•	fit of the individual’s skills with those of other directors and potential directors in building a board that is effective and responsive to Middlefield’s needs;

•	independence; and

•	any other factors the board deems relevant, including diversity of viewpoints, background, experience, and other demographics.
     In addition, prior to nominating a director for re-election to the board, the committee considers and reviews the director’s board and committee attendance and performance; length of board service; experience, skills, and contributions that the director brings to the board; and independence. The committee’s goal is to identify individuals that will enhance and add valuable perspective to the board’s deliberations and who will assist Middlefield in its effort to capitalize on business opportunities in a challenging and highly competitive market.
     Middlefield’s corporate governance guidelines establish stock ownership guidelines for directors. The guidelines state that within three years of being elected, directors must own Middlefield stock equal to two times the directors’ projected annual yearly compensation. As of December 31, 2010, two times the directors’ projected annual yearly compensation is $39,600. The minimum number of shares to be held by directors is calculated on the date of the annual meeting each year based on the closing price of Middlefield common stock on the day before such annual meeting. Middlefield’s corporate governance guidelines also establish a director retirement age. Upon reaching the age of 75, directors may serve on the board until their term ends, but directors may not stand for re-election after their 75th birthday.
     The committee will consider director nominees recommended by shareholders. A shareholder may submit a nomination for director by following the procedures specified in article III, section 4, of Middlefield’s regulations. Among other things, these procedures require that the shareholder deliver to Middlefield’s Secretary a written notice stating the name and age of each nominee, the nominee’s principal occupation, and the number of shares of Middlefield common stock the shareholder beneficially owns. The written consent of the nominee to serve as a director must also be provided by the shareholder making the nomination. The information must be provided to the Secretary at least 60 days before the date corresponding to the date on which Middlefield’s proxy materials were mailed to shareholders for the previous year’s annual meeting, and no more than 120 days before that date. A nomination made by a shareholder who does not comply with these procedures will be disregarded.
     To identify nominees, the committee relies on personal contacts as well as its knowledge of members of the local communities. The committee also considers director candidates recommended by shareholders in accordance with the policies and procedures set forth above. The committee determines whether a candidate is eligible and qualified for service on the board by evaluating the candidate under the selection criteria set forth above. Middlefield has not previously used an independent search firm to identify nominees. Directors of Middlefield Bank are elected and nominated solely by Middlefield’s and Middlefield Bank’s board. Similarly, directors of Emerald Bank are elected and nominated solely by Middlefield’s and Emerald Bank’s board. Directors of EMORECO, Inc. are elected and nominated solely by Middlefield’s and EMORECO, Inc.’s board.
     Compensation Committee. The compensation committee establishes the base salary of each executive officer as well as the executives’ award levels under the annual incentive plan. The committee is also responsible for administration of other executive benefits and plans, including the executive deferred compensation agreements entered into by the Bank with Messrs. Caldwell, Heslop, Giles, and Stacy. Middlefield approved a compensation committee charter in April 2004 to help establish compensation policies that will enable Middlefield to attract, motivate, and retain high quality leadership. The compensation committee charter was updated in February 2011. The compensation committee’s decisions about compensation for named executive officers’ performance takes into account the views of Middlefield’s Chief Executive Officer. But for its review of the Chief Executive Officer’s compensation, the compensation committee reviews reports submitted by each director. In 2010, the members of Middlefield’s compensation committee and Middlefield Bank’s compensation committee were Directors Frank, Skidmore (chair of the committee), and Toth. Middlefield’s compensation committee met four times in 2010.
     The compensation committee has engaged compensation consultants and advisors from time to time to provide input on both board and executive compensation issues. The committee utilizes the services of consultants to conduct periodic comprehensive total compensation studies as well as ongoing updates on best practices. During 2010, the compensation committee directly engaged Wipfli, LLP to provide advice and counsel related to executive compensation issues. Wipfli, LLP conducted several studies for the committee during 2010. The information provided by Wipfli, LLP was requested and utilized as needed to support the committee’s compensation decision and review processes. Wipfli, LLP reported directly to the compensation committee and under the direction of the committee worked with management on specific issues or assignments as appropriate. The compensation committee retains the right to hire, fire, and obtain advice and assistance from legal counsel or other experts or consultants consistent with its charter.
     Equity Plan Committee. The equity plan committee administers the 2007 Omnibus Equity Plan. The charter of the equity plan committee was adopted by the board in October 2008 and amended in November 2010. The equity plan committee has final authority to make awards to employees and establish award terms. The amount and terms of equity awards to non-employee directors, however, must be established by the entire board of directors. The equity plan committee may make awards to any employee of Middlefield or any of its subsidiaries. However, the board alone may make awards to non-employee directors, meaning any director of Middlefield or a subsidiary who is not also an employee of Middlefield or a subsidiary. The selection of participants and the nature and size of awards are within the discretion of the equity plan committee, or the discretion of the board in the case of awards to non-employee directors. In 2010, the equity plan committee was comprised of Directors Coyne (chairman of the committee), Turk, and Skidmore, and met three times. The board believes that each of these individuals satisfies the independence requirements of Internal Revenue Code (“IRC”) section 162(m), SEC Rule 16b-3, and Nasdaq Rule 5605(a)(2).

     Audit Committee. The audit committee appoints Middlefield’s independent public auditor, reviews and approves the audit plan and fee estimate of the independent public auditor, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management, supervises the internal auditor, and reviews and approves the annual financial statements. The audit committee has the authority to engage separate legal counsel and other advisors, as necessary, to execute its duties. The audit committee members in 2010 were Directors Coyne, Jones, McCaskey, Turk (chair of the committee), and Toth. Director Toth served on the audit committee until May 12, 2010, and was replaced by Director McCaskey. The audit committee met four times in 2010.
     Middlefield’s board adopted a written charter for the audit committee in August 2001. The charter is reviewed on an annual basis, and was revised in February 2011. A current copy of the audit committee charter is available at www.middlefieldbank.com and www.emeraldbank.com.
     Audit Committee Independence. Middlefield believes that none of the directors who serve on the audit committee have a relationship with Middlefield or its subsidiaries that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. The board, in its business judgment, has determined that all members of the audit committee meet the current independence requirements of the Nasdaq Stock Market and applicable rules and regulations of the SEC, and that Messrs. Coyne and Jones and Ms. Turk satisfy the requirements for an “audit committee financial expert” promulgated by the SEC.
     Audit Committee Report. The audit committee has submitted the following report for inclusion in this proxy statement -
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2010, and has discussed the audited financial statements with management. The Audit Committee has also discussed with S.R. Snodgrass, A.C., Middlefield’s independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from S.R. Snodgrass, A.C. required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with S.R. Snodgrass, A.C. its independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in Middlefield’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee

Richard T. Coyne	Kenneth E. Jones	James J. McCaskey	Carolyn J. Turk, CPA
     Board and Committee Meetings. Middlefield’s board held 11 meetings in 2010. The individuals who served in 2010 as directors of Middlefield attended at least 75% of (i) the total number of board meetings and (ii) the total number of meetings held by all committees on which he or she served.
     The board encourages directors to attend the annual meeting of shareholders. All directors who served in 2010 attended the 2010 annual meeting.
2010 DIRECTOR COMPENSATION
     The following table shows the compensation of directors for their service in 2010, other than Directors Caldwell and Heslop. The director compensation information to follow represents compensation for the full year, through December 31, 2010. The majority of director compensation is paid by Middlefield Bank for directors’ service on Middlefield Bank’s board and board committees, but compensation shown in the table is aggregate compensation paid for directors’ service to Middlefield, Middlefield Bank, Emerald Bank, and EMORECO, Inc. Information about compensation paid to and earned by Directors Caldwell and Heslop is included elsewhere in this proxy statement.

					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards(1)	Awards(1)(2)	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Richard T. Coyne	33,200	0	0	n/a	0	0	33,200

Frances H. Frank	25,500	0	0	n/a	0	0	25,500

Kenneth E. Jones	7,600	0	0	n/a	0	0	7,600

James J. McCaskey	26,600	0	0	n/a	0	0	26,600

William J. Skidmore	27,500	0	0	n/a	0	0	27,500

Robert W. Toth	26,300	0	0	n/a	0	0	26,300

Carolyn J. Turk	26,800	0	0	n/a	0	0	26,800

(1)	No stock or option awards were granted to directors in 2010.

(2)	The aggregate number of outstanding option awards for each director as of December 31, 2010, was as follows: Mr. Coyne: 3,000; Ms. Frank: 1,754; Mr. Jones: 4,050; Mr. McCaskey: 2,407; Mr. Skidmore: 2,837; Mr. Toth: 1,500; and Ms. Turk: 1,500.
     Director Fees and Life Insurance. In 2010, Middlefield directors received compensation of $400 for each board and committee meeting attended. Middlefield’s Chairman of the Board received additional annual compensation of $2,400. In 2010, Middlefield Bank directors received compensation of $1,650 per month less $100 for each meeting not attended in a particular month. Middlefield Bank directors also received $400 in committee fees for each meeting attended. Emerald Bank directors received compensation of $200 for each board and committee meeting attended in 2010. Directors of EMORECO, Inc. received no compensation in 2010.
     Effective March 1, 2011, Middlefield directors will receive compensation of $750 for each board and committee meeting attended and Middlefield’s Chairman of the Board will receive additional annual compensation of $4,000. Also effective March 1, 2011, Middlefield Bank directors will receive compensation of $1,800 per month less $100 for each meeting not attended in a particular month. Middlefield Bank directors will also receive $500 in committee fees for each meeting attended after March 1, 2011. No compensation changes are currently proposed to Emerald Bank and EMORECO, Inc. director fees.
     Directors Coyne and Frank and certain former directors of Middlefield Bank are also entitled to life insurance benefits under a group-term life insurance program, potentially receiving benefits ranging from $10,000 to $30,000 payable to the director’s designated beneficiary. Director Coyne’s beneficiaries are entitled to insurance benefits of $19,500, Director Frank’s beneficiaries are entitled to insurance benefits of $30,000, and former Directors Halstead, Hasman, Hunter, and Villers’ beneficiaries are entitled to insurance benefits of $10,000 each.
     Director Retirement Agreements. Middlefield Bank entered into director retirement agreements with each nonemployee director in 2001. Of the current directors, Directors Coyne and Frank are the only directors who are parties to a director retirement agreement. Directors Coyne’s agreement was amended in December 2007, and Director Frank’s agreement was amended in January 2008, to provide for a uniform normal retirement age of 75. The agreements provide directors with a retirement benefit that Middlefield considers modest. The director retirement agreements provide for an annual benefit in an amount equal to 25% of the average annual fees earned by the director in the three years before attaining normal retirement age. The benefit is payable for ten years beginning at normal retirement age, even if the director continues serving as a director. If a director terminates service before normal retirement age for reasons other than death or disability, beginning at normal retirement age he or she will receive over a ten-year period a payment based upon the retirement-liability balance accrued by Middlefield Bank at the end of the month before the month in which the director’s service terminated. However, no benefits are payable in the case of early termination unless the director is at least 55 years of age and has served as a director for at least five years, including years of service before the director retirement agreements were entered into. Likewise, if a director’s service terminates because of disability before normal retirement age, beginning at normal retirement age he or she will receive over a ten-year period a payment based upon the retirement-liability balance accrued by Middlefield Bank at the end of the month before the month in which the director’s service terminated. If a change in control of Middlefield occurs the director will receive a lump-sum payment equal to the retirement-liability balance accrued by Middlefield Bank at the end of the month before the month in which the change in control occurred. For this purpose, the term “change in control” means a change in control as defined in IRC section 409A and Internal Revenue Service regulations implementing section 409A. After a director’s death any benefits remaining unpaid to the director will be paid to his or her beneficiary in a single lump sum. A director forfeits all benefits under the director retirement agreement if he or she is not nominated for re-election because of the director’s neglect of duties, commission of a felony or misdemeanor, or acts of fraud, disloyalty, or willful violation of significant bank policies, or if the director is removed by order of the FDIC.
     Former Directors Halstead, Hasman, Hunter, Paul, and Villers have retired. The annual retirement benefits under their Director Retirement Agreements are $5,040, $4,275, 4,383, $4,000, and $5,292, respectively, payable for ten years. Director Coyne also receives an annual benefit of $5,880 due to his attaining the normal retirement age of 75 in 2010. The director retirement agreements of Directors Frank, Halstead, Hunter, and Villers also provide that Middlefield Bank shall obtain and maintain health insurance coverage for the lifetime of these directors and their spouses if the coverage can be obtained on commercially reasonable terms. Director Frank will resign from the board effective at the annual meeting and will be entitled to an early termination benefit equal to $5,352 annually, payable for ten years upon reaching the normal retirement age 75.
     Director Indemnification. At the 2001 annual meeting, shareholders approved the form and use of indemnification agreements for directors, including Directors Caldwell, Coyne, Frank, and Heslop. In March 2010, Middlefield entered into indemnification agreements with Directors Jones, McCaskey, Skidmore, Toth, and Turk. The indemnification agreements allow directors to select the most favorable indemnification rights provided under (1) Middlefield’s Second Amended and Restated Articles of Incorporation or Regulations in effect on the date of the indemnification agreement or on the date expenses are incurred, (2) state law in effect on the date of the indemnification agreement or on the date expenses are incurred, (3) any liability insurance policy in effect when a claim is made against the director or on the date expenses are incurred, and (4) any other indemnification arrangement otherwise available. The agreements cover all fees, expenses, judgments, fines, penalties, and settlement amounts paid in any matter relating to the director’s role as Middlefield’s director, officer, employee, agent, or when serving as Middlefield’s representative with respect to another entity. Each indemnification agreement provides for the prompt advancement of all expenses incurred in connection with any proceeding subject to the director’s obligation to repay those advances if it is determined later that the director is not entitled to indemnification.
The Board of Directors recommends a vote “FOR” election of Messrs. Hummel, Jones, and McCaskey to serve as directors until the 2014 Annual Meeting of Shareholders or until their successors are elected and qualified
2010 SUMMARY COMPENSATION TABLE
     The executive compensation information to follow represents compensation for the full year, through December 31, 2010. The majority of the compensation is paid by Middlefield Bank, but compensation shown in the table is aggregate compensation paid by Middlefield and its subsidiary banks— Middlefield Bank and Emerald Bank. No compensation is paid by EMORECO, Inc.

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary(1)	Bonus	Awards(2)	Awards(2)	Compensation(3)	Earnings	Compensation(4)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Thomas G. Caldwell	2010	251,535	0	0	0	68,081	0	36,580	356,196
President and Chief Executive Officer	2009	252,135	0	0	0	68,081	0	35,765	355,981

James R. Heslop, II	2010	202,075	0	0	0	35,875	0	28,977	266,927
Executive Vice President and Chief Operating Officer	2009	202,575	0	0	0	35,875	0	28,357	266,807

Jay P. Giles	2010	123,100	0	0	0	6,150	0	18,815	148,065
Senior Vice President/Senior Loan Officer	2009	120,000	0	0	0	12,000	0	4,213	136,213

Donald L. Stacy	2010	136,000	0	0	0	27,200	0	22,056	185,256
Chief Financial Officer and Treasurer	2009	132,825	0	0	0	26,565	0	21,149	180,539

(1)	includes salary deferred at the election of the executive under Middlefield Bank’s 401(k) retirement plan. Also includes fees for service as a director. Mr. Caldwell’s director fees in 2010 and 2009 were $24,600 and $25,200, respectively. Mr. Heslop’s director fees in 2010 and 2009 were $22,700 and $23,200, respectively.

(2)	No stock or options awards were granted to the executives in 2010 or 2009.

(3)	represents cash incentive payments made in March 2011 and March 2010 under Middlefield Bank’s Annual Incentive Plan based on financial performance and the executives’ performance in 2010 and 2009. For 2010, Messrs. Caldwell, Heslop, and Stacy earned the maximum payout under the Annual Incentive Plan because Middlefield Bank exceeded targeted net income by greater than 10%. Mr. Giles received 40% of the maximum payout under the Annual Incentive Plan based on Middlefield Bank exceeding targeted net income and satisfying other performance criteria. The payments in March 2011 represented 30% of Mr. Caldwell’s 2010 salary, 20% of Mr. Heslop’s 2010 salary, 5% of Mr. Giles’ 2010 salary, and 20% of Mr. Stacy’s 2010 salary. The payments in March 2010 represented 30% of Mr. Caldwell’s 2009 salary, 20% of Mr. Heslop’s 2009 salary, 10% of Mr. Giles’ 2009 salary, and 20% of Mr. Stacy’s 2009 salary.

(4)	The figures in the “all other compensation” column represent (i) matching contributions under Middlefield Bank’s 401(k) plan, (ii) contributions and interest earnings credited by Middlefield Bank for each executive under the executive deferred compensation agreements, and (iii) premium paid by Middlefield for the group-term life insurance on the executives’ lives. For 2010, the Bank made contributions of $6,808 to the 401(k) plan account of Mr. Caldwell, $5,381 to the account of Mr. Heslop, $4,080 to the account of Mr. Stacy, and $3,551 to the account of Mr. Giles. The contributions and interest earnings for the executive deferred compensation agreements were $27,232 and earned interest of $2,036 for Mr. Caldwell, $14,760 and no earned interest for Mr. Giles, $21,525 and earned interest of $1,567 for Mr. Heslop, and $16,320 and earned interest of $1,152 for Mr. Stacy. The premium paid by Middlefield for group-term life insurance coverage was $504 for each executive. For 2009, the Bank made contributions of $6,808 to the 401(k) plan account of Mr. Caldwell, $5,381 to the account of Mr. Heslop, $3,985 to the account of Mr. Stacy, and $3,600 to the account of Mr. Giles. The contributions and interest earnings for the executive deferred compensation agreements were $27,232 and earned interest of $1,112 for Mr. Caldwell, $21,525 and earned interest of $838 for Mr. Heslop, and $15,939 and earned interest of $612 for Mr. Stacy. Mr. Giles did not enter into an executive deferred compensation agreement until September 2010. The premium paid by Middlefield for group-term life insurance coverage was $613 for each executive. The group-term life insurance plan does not discriminate in scope, terms, or operation in favor of the named executive officers and is generally available to all salaried employees.

     Perquisites and other personal benefits provided to each of the named executive officers in 2010 and 2009 were less than $10,000. The value of insurance on the lives of the named executive officers is not reflected in the Summary Compensation Table because the executives have no interest in the policies. However, the executives are entitled to designate the beneficiary of death benefits payable by Middlefield Bank under executive survivor income agreements. See the “Executive Survivor Income Agreements” section in the discussion below.
     Annual Incentive Plan. Established by Middlefield Bank in 2003, but terminable by the board at any time, all employees are eligible to participate in the Annual Incentive Plan. Annual incentive payments under the plan for a particular year are based on objective financial performance criteria established before the beginning of the year by the board. Currently, the performance measure having to do with Middlefield Bank’s financial performance is targeted net income. In future years other financial performance measures could be taken into account, such as return on average equity (“ROAE”), return on average assets (“ROAA”), loan growth, deposit growth, efficiency ratio, and net interest margin. The compensation committee also considers objective individual performance goals. An employee’s potential cash incentive payment under the Annual Incentive Plan depends upon two factors: (x) the employee’s position, which establishes a maximum cash incentive award as a percent of base salary, and (y) the extent to which the performance targets, such as targeted net income, and individual performance targets, are achieved.
     2007 Omnibus Equity Plan. The 2007 Omnibus Equity Plan (the “Plan”) authorizes the issuance of 160,000 shares of Middlefield common stock. A committee of Middlefield’s board administers the Plan. The board designated Directors Coyne (chair), Turk, and Skidmore to serve as members of the equity plan committee. Shares of common stock issued under the Plan may consist in whole or in part of treasury shares or authorized and unissued shares not reserved for any other purpose. Awards to employees may take the form of incentive stock options (“ISOs”) that qualify for favored tax treatment under IRC section 422, stock options that do not qualify under IRC section 422 (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, and performance shares. In contrast to the kinds of awards that may be made to employees, non-employee directors are eligible for awards of NQSOs and restricted stock only. The terms of each award will be described in an award agreement. Of the shares authorized for issuance under the Plan, up to 80,000 may be reserved for issuance under incentive stock options. The aggregate number of shares underlying awards granted to an individual participant in a single year may not exceed 16,000. Awards made under the Plan generally are not transferable except as specified in the Plan. During a participant’s lifetime, awards are exercisable solely by the participant or the participant’s guardian or legal representative. Plan awards may be transferred by will and by the laws of descent and distribution.
     Unless the participant’s award agreement provides otherwise, when a participant employee’s service terminates or when a non-employee director participant’s service terminates the portion of any award held by the participant that is not exercisable is forfeited. All NQSOs, SARs, and ISOs held by the participant that are exercisable shall be forfeited if not exercised before the earlier of the expiration date specified in the award agreement or 90 days after termination occurs. However, all of a participant’s outstanding awards are forfeited if the participant’s employment or director service terminates for cause or if in Middlefield’s judgment a basis for termination for cause exists, regardless of whether the awards are exercisable and regardless of whether the participant’s employment or director service actually terminates. However, shares of restricted stock or performance shares that have been released from escrow and distributed to the participant are not affected by a termination for cause.
     If a change in control of Middlefield occurs, the equity plan committee has broad authority and sole discretion to take actions it deems appropriate to preserve the value of participants’ awards. In general, a change in control means one or more of the following events occur —
•	a change in the composition of Middlefield’s board of directors, after which the incumbent members of the board on the effective date of the Plan — including their successors whose election or nomination was approved by those incumbent directors and their successors — no longer represent a majority of the board;

•	a person (other than persons such as subsidiaries or benefit plans) becomes a beneficial owner of Middlefield securities representing 25% or more of the combined voting power of all securities eligible to vote for the election of directors, excepting business combinations after which Middlefield’s shareholders own more than 50% of the resulting company and except for stock issuances approved by incumbent directors and their successors;

•	a merger, consolidation, share exchange, or similar form of business combination transaction requiring approval of Middlefield’s shareholders, excepting business combinations after which Middlefield’s shareholders own more than 50% of the resulting company; or

•	Middlefield’s shareholders approve a plan of complete liquidation or dissolution or sale of all or substantially all of Middlefield’s assets.
     Fair Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (formerly, FASB Statement 123R) requires that the compensation cost relating to share-based payment transactions, including grants of stock options, be recognized as an expense in financial statements. For this purpose, cost is measured based on the fair value of the equity instrument issued, according to any option-pricing model satisfying the fair value objective of FASB ASC Topic 718.
     Executive Deferred Compensation Agreements. On December 28, 2006, Middlefield Bank entered into executive deferred compensation agreements with Messrs. Caldwell, Heslop, and Stacy. The December 28, 2006 executive deferred compensation agreements were amended on March 8, 2008, for purposes of compliance with IRC section 409A. On September 22, 2010, Middlefield Bank entered into an executive deferred compensation agreement with Mr. Giles. The executive deferred compensation agreements are intended to provide supplemental retirement income benefits. The arrangement is noncontributory, meaning contributions can be made solely by Middlefield Bank. For each year the executive remains employed with Middlefield Bank until attaining age 65, Middlefield Bank may credit each executive with a contribution equal to 5% of the executive’s base annual salary. Contributions exceeding 5% of salary are conditional on achievement of performance goals: (i) Middlefield Bank’s net income for the plan year and (ii) Middlefield Bank’s peer ranking for the plan year, as established using the Uniform Bank Performance Report (“UBPR”) as reported on the Federal Financial Institutions Examination Council’s website at www.ffiec.gov/UBPR.htm. The UBPR is an analytical tool created for bank supervisory, examination, and management purposes. In a concise format, the UPBR shows the impact of management decisions and economic conditions on a bank’s performance and balance-sheet composition. Each of the two performance goals can account for a contribution of up to 7.5% of the executive’s base annual salary. The net income goal for each year will be established by the compensation committee no later than March 31 of that year. The compensation committee’s decisions are reported to the full board, but the decisions are not final unless approved by a majority of Middlefield’s independent directors.
     Executive Survivor Income Agreements. In June 2003, Middlefield Bank entered into executive survivor income agreements with various officers, including Messrs. Caldwell, Giles, Heslop, and Stacy. The agreements promise a specific cash benefit payable by Middlefield Bank to an executive’s designated beneficiary at the executive’s death, provided the executive dies before attaining age 85. The benefit would be paid to the executive’s beneficiary if the executive dies in active service to Middlefield Bank, but it also would be payable after the executive’s termination of service if the executive terminated (i) because of disability, or (ii) within 12 months after a change in control of Middlefield, or (iii) after having attained age 55 with at least ten years of service to Middlefield Bank or after having attained age 65.
     The total death benefit payable to Mr. Caldwell’s beneficiaries if he dies in active service to Middlefield Bank is $471,741, the benefit payable to Mr. Giles’ beneficiaries is $262,861, the benefit payable to Mr. Heslop’s beneficiaries is $368,970, and the benefit payable to Mr. Stacy’s beneficiaries is $222,619. For death after terminating active service with Middlefield Bank, the death benefit for Mr. Caldwell’s beneficiaries is $471,741, $131,430 for Mr. Giles’ beneficiaries, $368,970 for Mr. Heslop’s beneficiaries, and $111,309 for Mr. Stacy’s beneficiaries. To assure itself of funds sufficient to pay the promised death benefits, Middlefield Bank purchased insurance on the executives’ lives with a single premium payment. Middlefield Bank owns the policies and is the sole beneficiary. Of the total premium paid for the insurance on the various executives’ lives, $495,873 is attributable to insurance purchased on the life of Mr. Caldwell, $502,412 is attributable to insurance purchased on the life of Mr. Giles, $447,351 is attributable to insurance on the life of Mr. Heslop, and $333,890 is attributable to insurance purchased on the life of Mr. Stacy. The premium amounts are not reflected in the Summary Compensation Table. Middlefield Bank expects that the policies’ death benefits will be sufficient to pay all benefits promised under the DBO agreements.
     Severance Agreements. Middlefield and its subsidiaries have not entered into written employment agreements with officers. Middlefield entered into severance agreements on January 7, 2008, with six executives, including Messrs. Caldwell, Heslop, Giles, and Stacy, and two other executives. On January 7, 2009, Middlefield entered into revised severance agreements with these six officers. The principal reason for replacement of the existing severance agreements was to ensure compliance with the requirements of IRC section 409A. The severance agreements provide that the executive is entitled to severance compensation if a change in control occurs during the term of the agreement, payable in a single lump sum. For purposes of the severance agreements, the term change in control means (i) an occurrence of a change in ownership of Middlefield, (ii) a change in effective control of Middlefield, or (iii) a change in the ownership of a substantial portion of Middlefield’s assets as defined consistent with IRC section 409A. The agreements promise to each executive a lump-sum payment calculated as a multiple of the executive’s salary and the executive’s cash bonus and cash incentive compensation. In the case of executives other than Messrs. Caldwell, Heslop, and Stacy, the lump-sum severance benefit is payable immediately after involuntary termination without cause or voluntary termination for good reason occurring within 24 months after a change in control. Rather than being contingent on a separation from service after a change in control, the lump-sum benefit of Messrs. Caldwell, Heslop, and Stacy is payable immediately after a change in control occurs.
     The multiple of compensation payable under the severance agreements is 2.5 times in the case of Mr. Caldwell and Mr. Heslop and two times compensation for all other executives. The agreements also promise continued life, health, and disability insurance coverage for 24 months after employment termination and legal fee reimbursement of up to $500,000 for Messrs. Caldwell and Heslop and $300,000 for the other four executives if the severance agreements are challenged after a change in control.
     Retirement Plan. Middlefield does not maintain a defined benefit or actuarial plan providing retirement benefits for officers or employees based on actual or average final compensation. But both Middlefield Bank and Emerald Bank maintain a section 401(k) employee savings and investment plan for substantially all employees and officers who have more than one year of service. The banks’ contribution to the plans is based on 50% matching of voluntary contributions, up to 6% of compensation. An eligible employee may contribute up to 15% of his or her salary. Employee contributions are vested at all times. Contributions are fully vested after six years, vesting in 20% annual increments beginning with the second year. Middlefield Bank employees also have life insurance benefits under a group term life insurance program, paying benefits to an employee’s beneficiary if the employee dies while employed by Middlefield Bank, up to the lesser of (i) twice the employee’s annual salary at the time of death or (ii) $140,000.
     IRC Limits. The qualifying compensation regulations issued by the Internal Revenue Service under IRC section 162(m) provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee to the extent that the remuneration exceeds $1 million for the applicable taxable year, unless specified conditions are satisfied. Salary and bonus amounts deferred by executives are not subject to section 162(m). Currently, remuneration is not expected to exceed $1 million for any employee. Therefore, Middlefield does not expect that compensation will be affected by the qualifying compensation regulations. The compensation committee and Middlefield’s board intend to maintain executive compensation within the section 162(m) deductibility limits, but could permit compensation exceeding the section 162(m) limits in the future.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010
     The table to follow shows as of December 31, 2010, the number of shares acquirable, exercise prices, and expiration dates of all unexercised stock options held by the executives identified in the Summary Compensation

Table. None of the executives holds unvested restricted stock or other stock awards. No executives exercised stock options in 2010. No stock or options awards were granted to the executives in 2010 or 2009.

	Option Awards(1)					Stock Awards(1)
									Equity
									Incentive
									Plan
									Awards:
			Equity					Equity	Market or
			Incentive					Incentive Plan	Payout
			Plan				Market	Awards:	Value of
			Awards:				Value of	Number of	Unearned
			Number of				Shares or	Unearned	Shares,
			Securities			Number of	Units of	Shares, Units,	Units, or
			Underlying			Shares or	Stock	or Other	Other
	Number of Securities Underlying		Unexercised	Option		Units of Stock	That Have	Rights That	Rights That
	Unexercised Options		Unearned	Exercise	Option	That Have	Not	Have Not	Have Not
	(#)		Options	Price	Expiration	Not Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Thomas G. Caldwell	1,912			22.33	12/09/2012
	3,827			24.29	12/08/2013
	2,315			30.45	12/13/2014
	1,653			36.73	12/12/2015		n/a
	525			40.24	12/11/2016
	1,000			23.00	11/10/2018
	1,500			23.00	11/10/2018

James R. Heslop, II	1,912			22.33	12/09/2012
	3,827			24.29	12/08/2013
	2,315			30.45	12/13/2014		n/a
	1,653			36.73	12/12/2015
	525			40.24	12/11/2016
	1,000			23.00	11/10/2018

Jay P. Giles	1,274			22.33	12/09/2012
	2,551			24.29	12/08/2013
	1,157			30.45	12/13/2014
	551			36.73	12/12/2015		n/a
	525			40.24	12/11/2016
	500			37.00	12/10/2017
	500			23.00	11/10/2018

Donald L. Stacy	1,274			22.33	12/09/2012
	2,551			24.29	12/08/2013
	1,735			30.45	12/13/2014
	1,102			36.73	12/12/2015		n/a
	525			40.24	12/11/2016
	750			37.00	12/10/2017
	1,000			23.00	11/10/2018

(1)	adjusted for stock dividends
     Transactions with Related Parties. Directors and executive officers of Middlefield and their associates are customers of and enter into banking transactions with Middlefield Bank and Emerald Bank in the ordinary course of business. Middlefield expects that these relationships and transactions will continue. The transactions with directors, executive officers, and their associates have not involved more than the normal risk of collectability and have not presented other unfavorable features. Loans and commitments to lend included in these transactions were made and will be made on substantially the same terms — including interest rates and collateral — as those prevailing at the time for comparable transactions with persons not affiliated with Middlefield.

Second Proposal — Ratification of Appointment of Independent Auditor
     Middlefield’s independent auditor for the year ended December 31, 2010, was S.R. Snodgrass, A.C. The audit committee has selected, subject to shareholder ratification, S.R. Snodgrass, A.C. to be Middlefield’s independent auditor for the fiscal year ending December 31, 2011. We expect one or more representatives of S.R. Snodgrass, A.C. to be present at the annual meeting. The representative of S.R. Snodgrass, A.C. will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.
     The following table sets forth the fees paid to S.R. Snodgrass, A.C. for services provided during fiscal years ended December 31, 2010, and 2009:

	2010	2009
Audit Fees (1)	$101,196	$112,108
Audit-Related Fees	$0	$0
Tax Fees (2)	$11,334	$14,526
All Other Fees (3)	$21,491	$31,233

Total	$134,021	$157,867

(1)	Audit fees consist of fees for professional services rendered for the audit of Middlefield’s financial statements and review of financial statements included in Middlefield’s quarterly reports.

(2)	Tax service fees consist of compliance fees for preparation of original tax returns.

(3)	Other services consist of assisting in compliance audits related to BSA/OFAC/AML/USA PATRIOT Acts and ACH. In 2010, the fees also include consulting services related to Middlefield’s deposit pricing process.
     The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.
     Auditor Independence. The audit committee of the board believes that the non-audit services provided by S.R. Snodgrass, A.C. are compatible with maintaining the auditor’s independence. To the best of Middlefield’s knowledge, none of the time devoted by S.R. Snodgrass, A.C. on its engagement to audit Middlefield’s financial statements for the year ended December 31, 2010, is attributable to work performed by persons other than full-time, permanent employees of S.R. Snodgrass, A.C.
The Board of Directors recommends a vote “FOR” ratification of the appointment of S.R. Snodgrass, A.C. as Middlefield’s independent auditor for the fiscal year ending December 31, 2011
Shareholder Proposals
     The proxy is solicited by management and confers discretionary authority to vote on any matters that properly come before the annual meeting or any adjournments thereof. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly presented at the 2011 annual meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

     Shareholders desiring to submit proposals for inclusion in Middlefield’s proxy materials for the 2012 annual meeting must submit the proposals to Middlefield at its executive offices no later than December 6, 2011. We will not include in our proxy statement or form of proxy for the 2012 annual meeting a shareholder proposal that is received after that date or that otherwise fails to meet requirements for shareholder proposals established by SEC regulations.
     If a shareholder intends to present a proposal at the 2012 annual meeting without seeking to include the proposal in Middlefield’s proxy materials for that meeting, the shareholder must give advance notice to Middlefield. According to article I, section 8, of Middlefield’s regulations, the shareholder must give notice at least 60 days but no more than 120 days before the date in 2012 corresponding to the mailing date of this proxy statement for the 2011 annual meeting. This proxy statement is being mailed to shareholders on or about April 4, 2011. Accordingly, a shareholder who desires to present a proposal at the 2012 annual meeting without seeking to include the proposal in Middlefield’s proxy materials for that meeting should provide notice of the proposal to Middlefield no earlier than December 6, 2011, and no later than February 4, 2012. If the shareholder fails to do so, Middlefield’s management will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in Middlefield’s proxy materials. Shareholders who desire to submit a proposal for the 2012 annual meeting without seeking to include the proposal in Middlefield’s proxy materials for that meeting should refer to article I, section 8, of Middlefield’s regulations for information concerning the procedures for submitting proposals, including information required to be provided by shareholders submitting proposals.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires Middlefield’s directors and executive officers, as well as any persons who own more than 10% of a registered class of Middlefield’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Middlefield stock. Based solely on review of the copies of such reports furnished to Middlefield and written representations to Middlefield, to Middlefield’s knowledge all section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2010.
General
     The persons named in the proxy will vote all properly executed proxies. If a shareholder specifies a choice for a proposal to be acted upon, the proxy will be voted in accordance with his or her specifications. If no choice is specified, the proxy will be voted “FOR” election of the nominees identified herein and “FOR” ratification of Middlefield’s independent auditor.
     The board is not aware of any business to come before the meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the annual meeting, proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the annual meeting.
Information Available to Shareholders
     Our 2010 Annual Report has been mailed to persons who were shareholders as of the close of business on March 18, 2011. Additional copies may be obtained without charge by written request. Middlefield files periodic reports and other information with the SEC under the Securities Exchange Act of 1934. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549. The SEC maintains an Internet web site containing reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

     If you and others who share your address own your shares in street name, your broker or other holder of record may be sending one copy only of the annual report and proxy statement to your address. Known as “householding,” this practice reduces Middlefield’s printing and postage costs. However, if you wish to receive a separate annual report or proxy statement in the future, you should contact your broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record. Shareholders who share an address to which a single annual report or proxy statement is delivered may orally or in writing request a separate copy of the annual report or proxy statement. Middlefield will deliver the separate annual report or proxy statement promptly at your request.
     A copy of Middlefield Banc Corp.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC but without exhibits, will be furnished without charge to shareholders upon written request to: Mr. Donald L. Stacy, Chief Financial Officer, Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062.

ANNUAL MEETING OF SHAREHOLDERS OF
MIDDLEFIELD BANC CORP.
May 11, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
Vote online until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.middlefieldbank.com and www.emeraldbank.com
ê Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ê

■	20330000000000000000 9	051111

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the three nominees identified below as directors for a term of three years and until their successors are elected and qualified

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡ ¡	Eric W. Hummel Kenneth E. Jones James J. McCaskey
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of S.R. Snodgrass, A.C. as independent auditor for the fiscal year ending December 31, 2011	☐	☐	☐
The Board recommends a vote FOR the First Proposal regarding election of the identified nominees and FOR the Second Proposal ratifying the appointment of S.R. Snodgrass, A.C. as the independent auditor.
The shares represented by this proxy will be voted as specified. Unless specified to the contrary, all shares of the undersigned will be voted “FOR” election of the nominees identified above and “FOR” ratification of the independent auditor. If any other business is properly presented at the meeting, this proxy will be voted by those named herein in accordance with their best judgment. The Board knows of no other business to be presented at the meeting.
The undersigned acknowledges receipt from Middlefield Banc Corp., before execution of this proxy, of Notice of the Meeting, a Proxy Statement, and Annual Report.
Please mark, sign, date, and return this proxy promptly using the postage paid, self addressed envelope provided.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF
MIDDLEFIELD BANC CORP.
May 11, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.middlefieldbank.com and www.emeraldbank.com
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

■	20330000000000000000 9	051111

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the three nominees identified below as directors for a term of three years and until their successors are elected and qualified

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡ ¡	Eric W. Hummel Kenneth E. Jones James J. McCaskey
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of S.R. Snodgrass, A.C. as independent auditor for the fiscal year ending December 31, 2011	☐	☐	☐
The Board recommends a vote FOR the First Proposal regarding election of the identified nominees and FOR the Second Proposal ratifying the appointment of S.R. Snodgrass, A.C. as the independent auditor.
The shares represented by this proxy will be voted as specified. Unless specified to the contrary, all shares of the undersigned will be voted “FOR” election of the nominees identified above and “FOR” ratification of the independent auditor. If any other business is properly presented at the meeting, this proxy will be voted by those named herein in accordance with their best judgment. The Board knows of no other business to be presented at the meeting.
The undersigned acknowledges receipt from Middlefield Banc Corp., before execution of this proxy, of Notice of the Meeting, a Proxy Statement, and Annual Report.
Please mark, sign, date, and return this proxy promptly using the postage paid, self addressed envelope provided.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐                 ■
MIDDLEFIELD BANC CORP.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Middlefield Banc Corp. hereby constitutes and appoints George F. Hasman and Donald D. Hunter, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Middlefield Banc Corp. to be held on May 11, 2011, and any adjournments and postponements thereof, and to vote the shares of common stock the undersigned would be entitled to vote upon all matters referred to herein and in their discretion upon any other matters that properly come before the Annual Meeting:
(Continued and to be signed on the reverse side.)